                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                       AMENDMENT TO APPLICATION OR REPORT
                  FILED PURSUANT TO SECTION 12, 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

                         CARRAMERICA REALTY CORPORATION
                         ------------------------------
               (Exact name of registrant as specified in charter)

                                AMENDMENT NO. 1

     The undersigned registrant hereby amends Item 7(b) of its Current Report on Form 8-K filed with the Commission on June 27, 1996 as set forth in the pages attached hereto to file an unaudited pro forma condensed consolidated balance sheet and statement of operations reflecting the acquisition by registrant of Parkway North, an office park located in Deerfield Illinois, for an aggregate purchase price of approximately $80 million.

Date:     July 16, 1996


                                        CARRAMERICA REALTY CORPORATION


                                        By:   /s/ Brian K. Fields
                                              -------------------------
                                              Brian K. Fields
                                              Chief Financial Officer

                  ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (b)      Pro Forma Financial Information


         CarrAmerica Realty Corporation hereby amends Item 7(b) of its Current Report on Form 8-K filed with the Commission on June 27, 1996 as set forth in the pages attached hereto, to file an unaudited pro forma condensed consolidated balance sheet and statement of operations reflecting the acquisition by registrant of Parkway North, an office park located in Deefield Illinois, including two office buildings containing approximately 514,000 square feet of rentable space, and a special use building which contains approximately 15,000 square feet of common area space which is currently not held out for rent. The Company also acquired additional land which will support the development of at least 900,000 square feet of office space.


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                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                                 March 31, 1996

                                   (Unaudited)



         This unaudited pro forma Condensed Consolidated Balance Sheet is presented as if the acquisition of Parkway North Center had been consummated on March 31, 1996. In management's opinion, all adjustments necessary to reflect the effects of the aforementioned acquisition have been made.

         This unaudited pro forma Condensed Consolidated Balance Sheet is not necessarily indicative of what the actual financial position would have been at March 31, 1996, nor does it purport to represent the future financial position of the Company.




                                                                      Pro Forma            Pro Forma
                                         Historical (A)             Adjustments (B)       Consolidated
                                         --------------             ---------------       ------------
                                                                   (In thousands)
    ASSETS
Rental property, net                       $     546,543           $     79,632            $      626,175
Restricted and unrestricted cash                  22,289                      -                    22,289
Other assets                                      66,526                    702                    67,228
                                        -----------------        ---------------        -----------------
                                             $   635,358             $   80,334              $    715,692
                                        =================        ===============        ==================

    LIABILITIES
Debt                                         $   496,957             $   79,763              $    576,720
Other liabilities                                 10,018                    571                    10,589
                                        -----------------        ---------------        ------------------
                                                 506,975                 80,334                   587,309
                                        -----------------        ---------------        ------------------

Minority interest                                 34,876                      -                    34,876
                                        -----------------        ---------------        ------------------

STOCKHOLDERS' EQUITY
Common stock                                         136                                              136
Additional paid-in capital                       127,376                                          127,376
Dividends in excess of earnings                  (34,005)                     -                   (34,005)
                                        -----------------        ---------------        ------------------
                                                  93,507                      -                    93,507
                                        -----------------        ---------------        ------------------
                                             $   635,358             $   80,334              $    715,692
                                        =================        ===============        ==================


Notes:
(A) Reflects the Company's historical consolidated balance sheet as of March 31, 1996, which includes AT&T Center acquired on March 29, 1996.
(B) Reflects the net purchase of Parkway North Center ($79,632) and certain other assets ($702) financed by a line of credit ($50,513), the assumption of debt ($29,250), and the assumption of certain accounts payable and other liabilities ($571).


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                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

            PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

             For the Three Months Ended March 31, 1996 and The Year
                             Ended December 31, 1995

                                   (Unaudited)


         These unaudited pro forma Condensed Consolidated Statements of Operations are presented as if the acquisitions of the office buildings known as AT&T Center and Parkway North Center had been consummated as of the beginning of the respective periods.

         These  unaudited  pro  forma  Condensed   Consolidated   Statements  of
Operations should be read in conjunction with the Historical Summaries of Operating Revenues and Expenses of AT&T Center and Parkway North Center and Notes thereto included elsewhere herein. In management's opinion, all adjustments necessary to reflect the effects of the acquisition transactions have been made.

         These unaudited pro forma Condensed Consolidated Statements of Operations are not necessarily indicative of what actual results of operations of the Company would have been assuming the acquisitions of AT&T Center and Parkway North Center had been consummated as of the beginning of the respective periods, nor does it purport to represent the results of operations of future periods.

                                                     For the three months ended March 31, 1996
                                     -----------------------------------------------------------------------
                                          Historical            Pro Forma Adjustments
                                         Statement of       AT&T        Parkway North      Pro Forma
                                        Operations (A)     Center  (B)     Center  (C)    Consolidated
                                        --------------     ------          ------         ------------
                                                                                             (in thousands, except per share data)
Real estate operating revenue:
      Rental revenue                  $    25,350        $   4,122 (1)   $    2,818 (1)    $    32,290
      Real estate service income            2,726                -                -              2,726
                                        ----------         --------      ------------       ------------
           Total revenue                   28,076            4,122            2,818             35,016
                                        ----------         --------      ------------       ------------
Real estate operating expenses:
      Property operating expenses           8,991              53 (3)           952 (3)          9,996
      Interest expense                      6,532           1,589 (4)         1,529 (4)          9,650
      General and administrative            2,748               -               226 (1)          2,974
      Depreciation and amortization         5,484           2,031 (2)           634 (2)          8,149
                                        ----------         --------      ------------       ------------
           Total operating expenses        23,755           3,673             3,341             30,769
                                        ----------         --------      ------------       ------------

           Real estate operating income     4,321             449              (523)             4,247

Other operating income (expense)              404               -                 -                404

           Net operating income before
                                        ----------         --------      ------------       ------------
                minority interest           4,725             449              (523)             4,651

Minority interest                          (1,390)              -                 -             (1,390)

                                        ----------         --------      ------------       -----------
           Net income                 $     3,335        $    449     $        (523)     $       3,261
                                        ==========         ========      ============       ============

Net income per common share (D)       $      0.25                                     $           0.24
                                        ==========                                         ============



                                                     For the year ended December 31, 1996
                                     -----------------------------------------------------------------------
                                          Historical            Pro Forma Adjustments
                                         Statement of       AT&T             Parkway North          Pro Forma
                                        Operations (A)     Center  (B)        Center  (C)         Consolidated
                                        --------------     ------             ------              ------------
           (in thousands, except per share data)
Real estate operating revenue:
      Rental revenue                  $    89,539        $   16,269 (1)     $    11,295 (1)       $    117,103
      Real estate service income           11,315                   -                 -                 11,315
                                       -------------      ------------      -------------       --------------
           Total revenue                  100,854            16,269              11,295                128,418
                                       -------------      ------------      -------------       --------------
Real estate operating expenses:
      Property operating expenses           31,579              159 (3)           3,857 (3)             35,595
      Interest expense                      21,873            6,357 (4)           6,229 (4)             34,459
      General and administrative            10,711                -                 733 (1)             11,444
      Depreciation and amortization         18,495            8,478 (2)           2,536 (2)             29,509
                                       -------------      ------------      -------------       --------------
           Total operating expenses         82,658           14,994              13,355                111,007
                                       -------------      ------------      -------------       --------------

           Real estate operating income     18,196            1,275              (2,060)                17,411

Other operating income (expense)             (912)                -                   -                   (912)

           Net operating income before
                                       -------------      ------------      -------------       --------------
                minority interest           17,284            1,275              (2,060)                16,499

Minority interest                          (5,217)                -                   -                 (5,217)

                                       -------------      ------------      -------------       --------------
           Net income                 $     12,067       $    1,275         $    (2,060)          $     11,282
                                       =============      ============      =============       ==============

Net income per common share (D)       $       0.90                                                $       0.85
                                       =============                                            ==============

Notes:
(A) Reflects the Company's historical consolidated statements of operations for the three months ended March 31, 1996 and for the year ended December 31, 1995.
(B) Pro forma adjustments for the purchase of the office buildings known as AT&T Center reflect:
      (1)  the historical operating activity of AT&T Center for the three months ended March 31, 1996 and for the year ended December 31, 1995;
      (2)  the depreciation  expense for AT&T Center based on the new accounting basis for the rental property acquired ($2,031 for the three months ended March 31, 1996 and $8,125 in 1995), and amortization expense of deferred loan costs incurred to obtain the line of credit ($353 in 1995);
      (3) the historical operating activity of the property acquired ($77 for the three months ended March 31, 1996 and $253 for 1995) reduced by the elimination of management fee expense that will not be incurred by the Company upon purchase of the property ($24 for the three months ended March 31, 1996 and $94 for 1995);
      (4) the interest expense on the line of credit used to finance the purchase. The subsequent repayment of this line of credit with proceeds from a subsequent common stock issuance has not been reflected in the pro forma Condensed Consolidated Statements of Operations.
(C) Pro forma adjustments for the purchase of the office buildings known as Parkway North Center reflect:
      (1) the historical operating activity of Parkway North Center for the three months ended March 31, 1996 and for the year ended December 31, 1995;
      (2) the depreciation expense for Parkway North Center based on the new accounting basis for the rental property acquired ($597 for the three months ended March 31, 1996 and $2,386 in 1995), and amortization expense of deferred loan costs incurred to obtain the line of credit ($37 for the three months ended March 31, 1996 and $150 in 1995);
      (3) the historical operating activity of the property acquired ($1,044 for the three months ended March 31, 1996 and $4,265 for 1995) reduced by the elimination of management fee expense that will not be incurred by the Company upon purchase of the property ($92 for the three months ended March 31, 1996 and $408 for 1995);
      (4) the interest expense on the line of credit used to finance the purchase. The subsequent repayment of this line of credit with proceeds from a subsequent common stock issuance has not been reflected in the pro forma Condensed Consolidated Statements of Operations.
(D) Based upon 13,574,715 and 13,338,080 shares of Common Stock outstanding on a weighted average basis during the three months ended March 31, 1996 and during the year ended December 31, 1995, respectively.